UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2026

FLUENCE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40978	87-1304612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4601 Fairfax Drive, Suite 600
Arlington, Virginia 22203
(Address of principal executive offices) (Zip Code)

(833) 358-3623
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	FLNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed to correct a clerical error in Item 1.01 of the Current Report on Form 8-K (the “Original Report”) filed by Fluence Energy, Inc. on April 3, 2026 with the Securities and Exchange Commission. This Amendment amends and restates in its entirety the text of Item 1.01 of the Original Report. There is no change to the other information in the Original Report.

Item 1.01. Entry into a Material Definitive Agreement

On March 31, 2026, Fluence Energy, Inc. entered into Amendment Number Four to Syndicated Facility Agreement (“Amendment Number Four”), which amends that certain Syndicated Facility Agreement, dated as of November 22, 2023 (as previously amended, the “Credit Agreement”). Amendment Number Four (i) extends the “Trigger Date” under the Credit Agreement from December 31, 2025 to December 31, 2026, (ii) extends the minimum liquidity covenant of $150.0 million through December 31, 2026, and (iii) moves the initial test date of the 3.50:1.00 consolidated leverage ratio covenant from January 1, 2026 to January 1, 2027. Amendment Number Four also requires the borrowers to post $50.0 million in cash collateral if the Total Revolving Extensions of Credit exceed $450.0 million, as further set forth in Amendment Number Four.

In addition, Amendment Number Four amended the Credit Agreement to add a $150.0 million aggregate cap on certain investments made by the Loan Parties and to add additional requirements with respect to the incurrence of certain indebtedness, the making of certain restricted payments, and the consummation of certain dispositions, in each case prior to the Trigger Date and as further specified in Amendment Number Four. Amendment Number Four also includes other technical amendments to certain provisions of the Credit Agreement and related security documentation. Capitalized terms used herein that are not otherwise defined are defined in the Credit Agreement.

The foregoing description of Amendment Number Four is qualified in its entirety by reference to the full text of Amendment Number Four, a copy of which is filed as Exhibit 10.1 to the Original Report and is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUENCE ENERGY, INC.

Date: April 6, 2026	By:	/s/ Ahmed Pasha
Ahmed Pasha
Senior Vice President and Chief Financial Officer